QSAM Biosciences

Clinical-Stage Targeted Radiopharmaceuticals For Treatment of Cancer

CORPORATE PRESENTATION

January 25, 2023

Forward Looking Statements

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties and are made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements are based upon current plans, estimates and expectations that are subject to various risks and uncertainties. The inclusion of forward-looking statements should not be regarded as a representation that such plans, estimates and expectations will be achieved. Words such as "anticipates," "believes," "hopes," "estimates," "looks," "expects," "plans," "intends," "goal," "potential," "may," "suggest," and words and terms of similar substance used in connection with any discussion of future plans, actions or events identify forward-looking statements. All statements, other than historical facts are forward-looking statements.

Among other factors that could cause actual results to differ materially from those expressed in forward-looking statements are QSAM Biosciences ("QSAM") need for, and the availability of, substantial capital in the future to fund its operations and research and development; the fact that QSAM's therapeutics may not successfully complete pre-clinical or clinical testing, or be granted regulatory approval to be sold and marketed in the United States or elsewhere. A more complete description of these risk factors is included in QSAM's filings with the Securities and Exchange Commission (sec.gov). Readers are urged to consider all factors carefully in evaluating these forward-looking statements, and not to place undue reliance on any forward-looking statements. Readers should also carefully review the risk factors described in other documents that QSAM files from time to time with the Securities and Exchange Commission. The forward-looking statements in this document speak only as of the date of these materials. Except as required by law, QSAM assumes no obligation to update or revise these forward-looking statements for any reason, even if new information becomes available in the future.



QSAM Biosciences
Developing *Next-Generation Targeted Radiopharmaceuticals* for Treatment of Cancer

Initial Lead Asset
Clinical-stage bone seeking cancer therapeutic with precedent for safety, efficacy and FDA approval.

Recent Milestones
Second patient treated in Phase 1 Clinical Trial; Multiple sites opened; Orphan and Rare Pediatric Disease Designation granted by FDA.

Market Potential
Multiple multi-billion dollar underserved market indications; Market and usage differentiation from approved peers.

Leadership
Experienced management and Board with successful record of FDA approvals, big pharma partnerships and M&A.

Opportunity
Attractive valuation entry point with near term inflection points and exit potential in rapidly growing nuclear medicine sector experiencing accelerating big pharma activity.

QSAM Biosciences

Bone Cancer is High Unmet Need with Significant Market Potential

Bone Metastasis
Breast, Lung, Prostate (others)

400K New Cases US[1]
>50% of cancer results in bone metastasis[2]

350K Deaths US[1]
Standard of Care Not Effective

$20B TAM
Using competitive pricing

Osteosarcoma & Ewings Sarcoma

~1,200 New Cases[3]
MOSTLY **PEDIATRIC**

Limb Amputation Frequent
No material treatment advances in 40 yrs

$125M TAM US
$100M value of Rare Pediatric Voucher

1. Huang, J., et al., 2020. Incidence Of Patients With Bone Metastases At Diagnosis Of Solid Tumors In Adults: A Large Population-Based Study.
2. Cleveland Clinic Journal of Medicine July 2022, 89 (7) 393-399; DOI: https://doi.org/10.3949/ccjm.89a.21062
3. Key Statistics for Osteosarcoma (cancer.org)



QSAM Biosciences

CycloSam® [Samarium-153 DOTMP]

QSAM's Next-Generation Therapeutic Radiopharmaceutical Targeting Treatment of Bone Cancer

"TACTICAL NUCLEAR WARHEAD" - SAMARIUM-153

- New formulation of previously FDA approved isotope
- Significant human data in prior study indicates repeated dose is ~73% effective in treatment of bone tumors*

+

BONE TARGETING "MISSILE" - DOTMP

- Seeks high mineral turnover around site of bone tumor
- Significant animal studies and three human patients indicate preliminary safety and effectiveness of delivery


Radioactive
Radioactif
Radioaktiv

* Sinzinger H, Palumbo B, Ozker K. The Vienna protocol and perspectives in radionuclide therapy. The Quarterly Journal of Nuclear Medicine and Molecular Imaging : Official Publication of the Italian Association of Nuclear Medicine (AIMN) [and] the International Association of Radiopharmacology (IAR), [and] Section of the Society of... 2011 Aug;55(4):420-430.

Material Precedent of <u>Efficacy</u> for Treating Bone Cancer

Dr. Helmut Sinzinger's Vienna Protocol using <u>prior</u> Samarium-153 formulation

QSAM Biosciences

Multiple Dosing of Sm-153-EDTMP (prior drug formulation)

- **550+ Patients**; prostate and breastbone metastases
- Repeated low doses @ 3-month intervals

Positive Clinical Response

73% of patients – positive clinical response

64% of patients – significant regression

Prolonged Survival up to 5 years

Challenges with Sm-153-EDTMP (prior drug formulation)

- Accumulation of radioactive, long-lived impurities
- Inhibits multi-dosing & combination with chemotherapy
- Not viable for clinical treatment of bone cancer

Prostate Patient after 5 Treatments

Dark spots are sites of metastatic disease


17 months

Note: Image is at higher gain.

Most dark spots gone; weight gain & thriving.

Sinzinger H, Palumbo B, Ozker K. The Vienna protocol and perspectives in radionuclide therapy. The Quarterly Journal of Nuclear Medicine and Molecular Imaging : Official Publication of the Italian Association of Nuclear Medicine (AIMN) [and] the International Association of Radiopharmacology (IAR), [and] Section of the Society of... 2011 Aug;55(4):420-430.

We believe CycloSam® Overcomes Therapeutic & Manufacturing Limitations of Prior FDA-Approved Samarium-153

QSAM Biosciences

Limitations of Prior Drug	Improvements over Prior Drug	Clinical Objectives*
Toxicity: adverse side-effects	Patented improvement in manufacturing eliminates nearly all long-lived impurities	Higher & Multi-Dose regimen possibilities*
Saturation: difficulty using multi-dose	New chelating agent delivers more payload to tumor site	Potential Disease Modifying Effects*
Availability: hard to produce	Patented process simplifies production and reduces costs	New Indications Larger Markets*

*Clinical objectvies are goals and not yet proven through clinical data; all improvements must be tested in clinical trials.

Impactful Preclinical Studies for CycloSam® - Real-World Evidence

QSAM Biosciences

Toxicology

Sprague-Dawley rats & Beagle dogs

- No systemic toxicity with single IV dose of non-radioactive 153Sm-DOTMP
- No saturation effect at high doses

IsoTherapeuticsGroup,LLC



Proof of Concept Study (Real-World Data)

Canine osteosarcoma & bone mets; 9 dogs

- Uptake in tumor for all dogs
- Half myelotoxicity than Quadramet®; potential combination with chemotherapy

College of Veterinary Medicine
University of Missouri



Dose Escalation Trial (Real-World Data)

Canine osteosarcoma; 12 dogs

- Maximum tolerated dose ~2x of Quadramet® (2 mCi/kg vs 1 mCi/kg)
- Pain palliation; 7 dogs improved or stable indices
- Safety and efficacy achieved

College of Veterinary Medicine
University of Missouri



Recent Cleveland Clinic Study Indicates Early Safety Signals at High Dosages with CycloSam

QSAM Biosciences

FDA-Cleared Single Patient IND
Cleveland Clinic
March '20

Single high dose **(32 mCi/kg; 10X Phase 1 max dose)** administration of CycloSam® for bone marrow ablation prior to stem cell transplant on terminally ill patient

25-year-old male with Osteosarcoma and Myelodysplastic Syndrome



A
F
L

4-2-20 Two days after 153-Sm-DOTMP (32 mCi/kg): Fusion bone scan + SPECT CT images show osteosarcoma and skeleton uptake (but no lung and very little uptake in soft tissues).

Clinical Outcomes

- **CycloSam® targeted bone; preferential uptake in tumors**
- **~50%** — **CycloSam® delivered to target**
- **~40 GRAY** — **Dose to Marrow**
- **No Dose Saturation**
- **Cleared major organs within hours**
- **Normal Kidney Function**

Note: Stem cell transplant was performed but did not engraft; *Patient died five months subsequent of unrelated causes.*

Source: Peter Anderson, MD, unpublished data, IND 147858 Report, December 2020.

Ongoing Phase 1 Bone Mets Trial: First Patient Results Show Safety and Early Efficacy

QSAM Biosciences

Age 61 male with prostatic adenocarcinoma cancer metastatic to bone given two 0.5mCi/kg doses of CycloSam® 7 days apart

Results

- Targeted uptake in the bone tumors
- Rapid elimination
- Favorable blood results
- Decreased tumor metabolic activity
- Significantly diminished pain
- No toxicities or drug-related adverse events

HIGHLY TARGETED TO BONE TUMORS*


Sacral & Right Femoral Neck Tumors
Spinal Tumors

Bone tumor uptake of Cyclosam® is clear from the brighter areas seen in SPECT/CT scans. Targeted uptake in bone; no soft tissue uptake is seen.

SAFETY*

Blood Profile: Baseline and 42-day Complete Blood Counts (CBC) and Complete Metabolic Panels (CMP) were taken. CBCs indicate a slight expected drop in blood cell counts that are not clinically significant. No transfusions or stem cell recovery procedures were implemented for this subject. CMPs indicate no clinically significant changes in liver and kidney function tests. Select relevant CBC and CMP data are below.

Test	Baseline (Previous) 04/07/2022	42 Days Post (Previous) 06/02/2022	Units	Normal Range
WBC	6.3 (5.3)	4.9 (4.2)	x10*3/uL	3.7-12.1
RBC	4.0	3.6	x10*6/uL	4.5-6.1
HGB	10.5 (10.3)	9.5 (9.9)	g/dl	13.5-18.0
HCT	34.2 (33.5)	30.4 (31.2)	%	42.0-54.0
ANC	5.3 (4.0)	3.1 (2.9)	x10*3/uL	2.0-8.0
PLT	275.0 (262.0)	270.0 (211.0)	x10*3/uL	138.0-477.0

WBC=White Blood Cells, RBC=Red Blood Cells, HGB=Hemoglobin, HCT=Hematocrit, ANC=Absolute Neutrophil Count, PLT=Platelet Count

EFFICACY*

L3 Metabolic Activity Compared (PET/CT)



[04/18/2022] Metabolic Activity: 4.1

[05/31/2022 Post Dosing Metabolic Activity: 1.5]
63% DECREASE

* Early data on single patent; future results may vary

Improvements Covered by Intellectual Property Portfolio



US and International Protection Extending through 2036

US: 3 issued / Japan: 3 issued / Canada: 1 issued
EU: 1 issued, 1 allowed

14 patents across 3 distinct patent families

- **Use of "lower specific activity" Sm-153**
  - Lower toxicity, higher availability
  - Covers novel production of radioisotope key to assumptions of safety and efficacy
- **Kit for nuclear pharmacy preparation of CycloSam®**
  - More streamlined preparation & delivery at lower costs
- **Repeated dosing regimens**
  - Potential for significant disease modification*

*In the belief of management based on pre-clinical and clinical studies

QSAM Biosciences

CycloSam® Supply Chain Established For Clinical Trials and Commercialization


On-Demand Manufacturing & Distribution
for Patient-Specific Doses
QSAM
Manufactured & Stocked
Just-in-Time (24-36 Hours)
IsoTherapeutics Group (CMO)
62 150.36
Sm
Samarium
Sm-152 Targets
MURR Target Irridiation (qualifying add't reactors)
Radioactive Sm-153
Hospitals/ Nuclear Pharmcacies
IV Administration
DOTMP Cold Kit
Manufactured & Stocked
Optimization of processes may lead to additional IP and rapid scalability

Results-Driven Management Team

Successful FDA approvals, Fundings, M&A and Exits

QSAM Biosciences



Douglas Baum
CEO, Co-Founder, Director

30 years successful drug development. Former CEO at Xeris Pharmaceuticals. Muliple FDA/EMA approvals.



C. Richard Piazza, PhD
Exec. Chairman, Co-Founder, Director

40+ years experience in med. devices, biotech and pharmaceuticals. 4 successful exits.



Adam King
CFO

Founder of consulting group for large private equity-backed international companies to CFO of small start-ups.



Christopher Nelson
General Counsel

25+ years in finance and M&A; 4 successful Nasdaq/NYSE go-public transactions in last 5 years.



Barry Sugarman
Regulatory & Clinical

30+ years in pharmaceutical, medical device development, manufacturing, clinical trials & regulatory affairs.



Namrata Chand
VP Operations

20 years of healthcare industry experience in multiple key functions including operations, business development and marketing

Accomplished Independent Directors

QSAM Biosciences



NIH NATIONAL CANCER INSTITUTE
NewLink GENETICS
syncromune

Charles J. Link, M.D.

30+ years in biotech;
30+ years practicing oncologist



Roche
Bristol Myers Squibb
Kadmon A SANOFI COMPANY
FORTRESS
Vetigenics
MERCK

Adriann Sax

25+ years experience in
High-Growth BIOPHARMA

Leading Scientific & Clinical Teams

QSAM Biosciences

World-renowned Authorities in Radiopharmaceuticals



R. Keith Frank, PhD



Jim Simón, PhD

- Developers of CycloSam® and Quadramet®
- Founders of IsoTherapeutics – radiopharmaceutical R&D and manufacturing service company for big and small pharma
- Collectively, 70+ years with Dow Chemical Company
- 60+ Patents; 100+ scientific papers

DOW

IsoTherapeuticsGroup, LLC
Radiopharmaceutical R&D and Manufacturing


Investigators
McMaster University
Hamilton
Sanjay Goel, MD, MS
Director Phase I
RUTGERS
Gregory Biedermann, MD
Radiation Oncology
University of Missouri
MU Research Reactor
Columbia
Julio A. Peguero, MD
Director of Research
Oncology Consultants
Overcoming Cancer
Austin
TEXAS

QSAM Biosciences

Clinical Pathway & Investment Thesis



CycloSam® Pathway to Value Creation and Potential Exit for Shareholders

QSAM Biosciences

QSAM may seek to partner with global pharma company upon achieving Primary Clinical Objective

Primary Clinical Objective

Demonstrate tumor efficacy; similar or better results than prior Sinzinger study in 20-30 patients

Timeframe: ~24-30 months
Cost: ~$15 - $17M



Current Status

2 patients treated in dose-escalating, 17 patient Ph.1 trial



Pre Clinical
Phase 1
Phase 2
Phase 3
Commercial

Forward looking statements – actual results may differ materially.

Near-Term Milestones & Value Inflection Points

QSAM Biosciences



✓FDA IND Cleared
✓ Phase I Initiation
✓1st Patient Treated
✓ 2nd Patient Treated
Complete Cohort 1
Complete Cohort 2
Complete Cohort 3
Complete Phase 1 & Data Read Out
FDA approval of multi-dose protocol (Phase 1b or 2a)
Multi-dose study Initiation (5-6 sites)
Preliminary results from initial multi-dose patients
Complete multi-dosing in ~ 20 pateints
2021
2022
H1 2023
H2 2023
H1 2024
H2 2024
CycloSam
Current
~$15M Valuation
CycloSam
24-30 months
~$15-17M New Capital
Pre Clinical
Phase 1
Phase 2
Phase 3
Commercial

Forward looking statements – actual results may differ materially.

CycloSam® Potential Value based on Deal Comps

QSAM Biosciences



$245 Million (2022)
Full Life Therapeutics acquires Focus-X; 2 pre-clinical assets, platform for carrier proteins
CycloSam
Current
~$15M Valuation
CycloSam
24-30 months
~$15-17M New Capital
$2.1 Billion (2018)
Novartis acquires Endocyte; 2 Ph. 2/3 Drugs
Pluvicto
$2.0 Billion (2022)
Lantheus licenses 2 Ph. 3 Drugs from Point Biopharma
$2.9 Billion (2013)
Bayer acquires Algeta;
Xofigo
$3.9 Billion (2017)
Novartis acquires AAA; 2 Drugs in NDA process
Lutathera
Pre Clinical
Phase 1
Phase 2
Phase 3
Commercial

Radiopharmaceuticals are Exciting, New Sector in Cancer Therapy

QSAM Biosciences

Radiopharmaceutical sector seeing exponential growth


Global Nuclear Medicine Market, 2013 - 2025
US$ Billions
0
2
4
6
8
10
12
14
3.9
4.3
4.3
4.5
4.8
5.2
6.0
6.4
7.3
8.5
9.8
11.4
13.9
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
Radiotherapeutics CAGR (2020-2025)
39.1%
7.0%
Equipment CAGR (2020- 2025)
~4 %
Radiotherapeutics
Other Diagnostics
FDG/PET
99m TC
SPECT Equipment
PET Equipment

Source: (Radiotherapeutics and Radiodiagnostics): 2019 MEDraysintell Nuclear Medicine Report & Directory
Source (Equipment): Siemens Healthineers Molecular Imaging

Big Pharma making multi-billion investments in sector and bringing new therapies to market

Company	Drug / Launch	Indication	Sales
BAYER	Xofigo 2013	Prostate	Peak 2017 - $464M
NOVARTIS	Lutathera 2018	Gastro-intestinal	2020 - $445M
NOVARTIS	Pluvicto 2021	Prostate	Q3 2022 - $80M Est. $2B 2 yrs.

Commercial Comparable: Xofigo®

First well known radiopharmaceutical

QSAM Biosciences

About Xofigo		Key Takeaways
Xofigo approved with patient survival improvement of 3 months	→	Low Bar to Approval
$69,000 - $82,800 (6 doses/4-week intervals)	→	High Comparable Pricing
$464M+[1] sales in 2017	→	Substantial Sales Despite Limited Specific Indication
Commercialization & development rights acquired by Bayer for ~$800M in 2009	→	Significant Valuation Opportunity

Source: Xofigo Website


LIFE CAN BE LONGER
Xofigo (zo-FEEG-oh) can help extend life by more than 30%*
(14.9 months in Xofigo-treated men vs 11.3 months in placebo-treated men, in an updated analysis)

Indicated for castration resistant prostate cancer

	CycloSam® Sm-153 (β particle)	Xofigo® Ra-223 (α particle)
Half-Life	46 hours	11.2 days
Tissue Penetration	3 mm	0.1 mm
Side Effects	Negligible*	Significant

* *In the belief of management based on pre-clinical and clinical studies*

1. Bayer Annual Report 2019 (amazonaws.com)

Commercial Comparable: Pluvicto®

Recently Approved; Strong Regulatory and Commercial Precedent for CycloSam®

QSAM Biosciences

About Pluvicto		Key Takeaways
Indicated PSMA-positive metastatic castration-resistant prostate cancer (mCRPC)	→	**Limited Patient Population** • Male • Adult • 80% of mCRPC • Late-line therapy
FDA-approved with overall survival improvement of 4 months	→	**Low Bar to Approval**
$255,000 treatment cost $42,500 per dose (6 doses/6-week intervals	→	**High Comparable Pricing**
$2B+ peak sales expectations	→	**Substantial Sales Opportunity Despite Limited Indication & Patient Population**

	CycloSam® Samarium 153 DOTMP	Pluvicto® Lutetium Lu 177 vipivotide tetraxetan
Mechanism of Action	Radioisotope combined with targeting molecule (chelant/ligand) to deliver radiation to target site	
Radioisotope	^{153}Sm	^{177}Lu
Half-Life	1.9 days	6.6 days
Emission	β^-	
Max β Energy: (Mev)	0.81	0.489
Tissue Penetration	3mm	2mm

Targeted Palliative Radionuclide Therapy for Metastatic Bone Pain

Liu, Angus. "Novartis CEO: Leqvio, Pluvicto off to Solid Starts, but Blockbuster Sales Will Take Time." *Fierce Pharma*, 26 Apr. 2022

Public Market Comps Support Opportunity for Significant Valuation Appreciation

QSAM Biosciences

Company	Transactions	Clinical Asset(s)	Stage	Market Cap*
Fusion Pharmaceuticals Inc.	R&D Partnership AstraZeneca	One/Alpha Prostate	Phase I	Nasdaq: FUSN $160M
AlphaTAU	2021 SPAC Transaction Israeli Corp.	Multiple Skin, Oral, Prostate	Phase I/II	Nasdaq: DRTS $285M
Actinium Pharmaceuticals, Inc.	Partnerships: astellas AVEO ONCOLOGY	One/Alpha Leukemia/Stem Cell Transplant	Phase II/III	NYSE: ATNM $272M
POINT BIOPHARMA	Partnerships and Investors: LANTHEUS Johnson&Johnson INNOVATION	Two/Beta Prostate and Gastro	Phase III	Nasdaq: PNT $780M

* Public information as of *Janaury 19, 2023*

Efficient Use of Capital – Significant Recent Accomplishments

QSAM Biosciences

Since April 2020 utilizing under $5M in funding, management has made significant progress

Strategic-Financial

- Raised ~$5M – Common Stock, Preferred and Convertible Note offerings

R & D

- Product stability, validation and performance completed (Impurities study - negligible)
- Established primary reactor for Sm-153 production; qualifying 3 add'l reactors
- Cold kits manufactured and stocked
- Supply Chain in place

Clinical & Regulatory

- FDA cleared IND to address multi-billion dollar bone mets market (Aug '21)
- First 2 patients successfully treated in Phase I Bone Mets trial
- Orphan Drug Designation granted (Aug '21)
- Rare Pediatric Disease designation granted (Jan '22)

Corporate

- Option for 2nd radiopharmaceutical obtained (Mar '21)
- Assembled experienced management team; CFO added (Jan '22)
- Added 2 accomplished independent Board members

Cap Table

QSAM Biosciences

QSAM Cap Table as of 12-31-22	Outstanding	Avg. Conv. Price
Common Shares	2,279,020	-
Preferred Shares (1)	562,587	$4.50
Convertible Notes (2)	64,125	$8.00
TOTAL FUNDED SHARES	2,905,732	
Warrants	323,417	$6.00
Employee Options	177,815	$12.57

(1) Includes Series A and B preferred shares with accrued dividends through 12/31/22
(2) Dec 31, 2023 maturity, 6% interest, $480k prinicpal and accrued interest through 12/31/22
Note: Share and accrual numbers are un-audited as of 12/31/22.



QSAM Biosciences

Investor Highlights

QSAM presents an attractively valued opportunity in **rapidly growing and deal-active** radiopharmaceutical sector

Experienced management with successful record of FDA approvals, big pharma/gov partnerships and M&A

Initial asset materially de-risked through patented improvements over FDA approved drug; with precedent for safety, efficacy

Potential indications include multiple large, underserved markets; Orphan and Rare Pediatric Designation

Well defined and achievable Exit Opportunity within 24-30 months; Several nearer-term infection points that can drive value

Forward looking statements – actual results may differ materially.

QSAM Biosciences

Douglas Baum
CEO, Director

512-799-9397

dbaum@qsambio.com

www.qsambio.com

9442 N Capital of Texas Hwy
Plaza 1, Ste 500
Austin, TX 78759